Earnings Call Presentation 1 st Quarter 2015 April 30, 2015 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results guidance and the possible separation of our flooring business from our building products business, and in our other public documents and comments contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act.  Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe,"
"outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance or the separation of our businesses.  Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future.  As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and
Analysis” sections of our reports on Forms 10-K and 10-Q filed with the SEC. Forward-looking statements speak only as of the date they are made.  We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law.
In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor
Relations page of our website at
www.armstrong.com.
The guidance in this presentation is only effective as of the date given, April 30, 2015, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance.
Safe Harbor Statement

All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding.
• When reporting our financial results within this presentation, we make several adjustments.
Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods.  As reported results will be footnoted throughout the presentation.
Basis of Presentation Explanation
• We report in comparable dollars to remove the
effects of currency translation on the P&L.  The
budgeted exchange rate for 2015 is used for all
currency translations in 2015 and prior years.
Guidance is presented using the 2015 budgeted
exchange rate for the year.
• We remove the impact of discrete expenses and
income.  Examples include plant closures,
restructuring actions, separation costs and other
large unusual items. We also remove the non-
cash impact of our U.S. Pension Plan.
• Taxes for normalized Net Income and EPS are
calculated using a constant 39% for 2015
guidance, and 2015 and 2014 results, which are
based on the expected full year historical tax
rate.
What Items Are Adjusted
Comparable
Dollars
Other
Adjustments
Net Sales Yes No
Gross Profit Yes Yes
SG&A Expense Yes Yes
Equity Earnings Yes Yes
Operating Income Yes Yes
Net Income Yes Yes
Cash Flow No No
Return on Capital
Yes Yes
EBITDA
Yes Yes

Key Metrics – First Quarter 2015
2015 2014 Variance
Net Sales
(1)
$565 $584 (3.3%)
Operating Income
(2)
46 55 (17.5%)
% of Sales 8.1% 9.5% (140 bps)
EBITDA 75 83 (10.2%)
% of Sales 13.2% 14.3% (110 bps)
Earnings Per Share
(3)
$0.37 $0.43 (13.9%)
Free Cash Flow (42) (56) 24.9%
Net Debt 903 977 (74)
ROIC
(4)
6.6% 9.2% (260 bps)
(1) As reported Net Sales: $551 million in 2015 and $590 million in 2014
(2) As reported Operating Income: $36 million in 2015 and $54 million in 2014
(3) As reported EPS: $0.07 in 2015 and $0.33 in 2014
(4) Unadjusted

First Quarter 2015 vs. PY–
Adjusted EBITDA to Reported Net Income
2015 2014 V
EBITDA – Adjusted
$75 $83 ($8)
Depreciation and Amortization
(29) (28) (1)
Operating Income – Adjusted
$46 $55 ($9)
Non-cash Impact of U.S. Pension
6 - 6
Foreign Exchange Movements
2 1 1
Separation Expenses
4 - 4
Cost Reduction Initiatives
(2) - (2)
Operating Income – As Reported
$36 $54 ($18)
Interest/Other (Expense)
(12) (17) 5
EBT
$24 $37 ($13)
Tax (Expense)
(20) (19) (1)
Net Income
$4 $18 ($14)

EBITDA Change ($M)
% Sales Change

Inspiring Great Spaces™

First Quarter Sales and EBITDA by Segment –
2015 vs. Prior Year
(6)
(6)
3
1
(3%)
(12%)
0%
(15%)
(10%)
(5%)
0%
5%
10%
(15)
(10)
(5)
-
5
10
Resilient Flooring Wood Flooring Building Products Corporate
EBITDA Change (Left-hand scale) % Change in Sales (Right-hand scale)

Building Products First Quarter Results
Margin improvement demonstrates consistent ability to improve earnings despite volume declines and higher plant construction expenses
Key Highlights
Q1 2014 Adjusted EBITDA $      74M
Price & Mix 11
Volume (9)
Manufacturing & Input Costs 2
SG&A (2)
WAVE (1)
D&A/Other 2
Q1 2015 Adjusted EBITDA $      77M

$193
$194
$78 $78
$31 $30
Q1 2015 Q1 2014
Net Sales
Americas EMEA Pacific Rim
$302
$302
• On a comparable foreign exchange basis sales were
flat over a strong base period (sales were up over 5%
in the first quarter of 2014). Price and mix both
improved offsetting volume declines in the Americas
and in EMEA markets
• Softer year-on-year activity in regions of the U.S.
impacted by weather and Canada, along with a weaker
U.S. commercial market accounted for the majority of
the volume weakness in the Americas
• Reflects impact of prior price increases and continued
strong mix performance
• Driven by lower volumes in the Americas and EMEA
• Strong productivity in the Americas and favorable input
costs more than offset increased expenses associated
with completion of construction for the Russia plant
• Driven by inflation and higher SG&A to support the
Russia plant

• Sales declined as volume, price and mix were all
unfavorable compared to the prior year
• On a comparable foreign exchange basis sales in the
Pacific Rim increased slightly as softness in China was
more than offset by strength in India
• Driven by unfavorable price and mix performance in
residential flooring in the Americas
• Softer volumes in the Americas in U.S. commercial and
residential
• Higher SG&A expense to support go-to-market
initiatives
Resilient First Quarter Results
Softness in the Americas drives margin performance
Key Highlights
Q1 2014 Adjusted EBITDA $      17M
Price & Mix (4)
Volume (1)
Manufacturing & Input Costs 1
SG&A (2)
Q1 2015 Adjusted EBITDA $      11M

$142
$148
$17
$16
Q1 2015 Q1 2014
Net Sales
Americas Pacific Rim
$159
$164

• Sales declined despite improvements in price and mix
• Volume declines were caused by market share shifts
as a result of prior year price and mix optimization
actions and inventory adjustments at home centers
• Driven primarily by mix improvement
• Lower volumes driven by share loss at opening price
points
• Driven by unfavorable production expense
Wood First Quarter Results
Despite improved price and mix performance, sales and margins decline due to lower volumes
Key Highlights
Q1 2014 Adjusted EBITDA $      8M
Price & Mix 4
Volume (6)
Manufacturing & Input Costs (4)
Q1 2015 Adjusted EBITDA $      2M
$103
$118
Q1 2015 Q1 2014
Net Sales
Americas
$103
$118

EBITDA Bridge – First Quarter 2015 vs. Prior Year ($17) $12 $2 $1 $83 $0 $20 $40 $60 $80 $100 $120 2014 Price/Mix Volume Input Costs Mfg Cost SG&A WAVE Change in D&A 2015 ($2) $75 ($1) ($3)

Free Cash Flow – First Quarter 2015 vs. Prior Year
($27)
$0
($3)
($42)
($56)
($100)
($80)
($60)
($40)
($20)
$0
2014 Cash
Earnings
Working
Capital
Capex Interest
Expense
WAVE
Dividends
Other 2015
$15
$20
$9

2015 Estimate Range
(1)
2014
(2)
Variance
Net Sales
(3)
2,525
to
2,625
2,515
0%
to
4%
Operating Income
(4)

to

(15%)
to
(1%)
EBITDA

to
390

(10%)
to
0%
Earnings Per Share
(5)
$2.00 to $2.40 $2.38 (16%) to 1%
(1) Guidance is presented using 2015 budgeted foreign exchange rates
(2) 2014 results are presented using 2015 budgeted foreign exchange rates
(3) 2015 and 2014 net sales include the impact of foreign exchange
(4) As reported Operating Income: $175 - $215 million in 2015 and $239 million 2014
(5) As reported earnings per share: $1.00 - $1.30 in 2015 and $1.83 in 2014
Key Metrics – Guidance 2015

2015 Financial Outlook
Sales
(1)
$1,300-$1,350 million; EBITDA $335-$360 million
Sales
(1)
$1,225-$1,275 million; EBITDA $80-$100 million
EBITDA ($65) – ($70)
$35 - $45 million; Adjusted long-term ETR of ~39%
(2)
$125  - $150 million
Non-cash: $25 million US pension expense
Cash: $20 - $40 million transaction costs
ABP Segment
AFP Segment
Cash Taxes/ETR*
Capital Spending
Exclusions from  EBITDA
(1) Net sales include foreign exchange impact
(2) As reported ETR of 56% for 2015
* Changed from February Outlook
Corporate Segment

Armstrong

INTERIOR
DESIGN
CENTER

Inspiring Great Spaces™

14 Appendix

Consolidated Results
First Quarter
2015
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2015
Adjusted
2014
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2014
Adjusted
Net Sales 551 - 14 565 590 - (6) 584
Operating
Income
36 8 2 46 54 - 1 55
EPS $0.07 $0.28 $0.02 $0.37 $0.33 $0.09 $0.01 $0.43
(1) See earnings press release and 10-Q for additional detail on comparability adjustments
(2) Eliminates impact of foreign exchange movements

Segment Operating Income (Loss)
First Quarter
2015
Reported
Comparability
(1)
Adjustments
2015
Adjusted
2014
Reported
Comparability
(1)
Adjustments
2014
Adjusted
Building Products
60 - 60 58 1 59
Resilient Flooring 6 (1) 5 10 - 10
Wood Flooring (1) - (1) 5 - 5
Unallocated Corporate
(Expense) Income
(29) 11 (18) (19) - (19)
(1) Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-Q for additional detail.

Cash Flow
First Quarter
($ millions) 2015 2014
Net cash (used for) operations ($34) ($33)
Net cash (used for) investing (8) (22)
Add back (subtract) adjustments to reconcile to
free cash flow
Other - (1)
Free Cash Flow ($42) ($56)
Cash flow includes cash flows attributable to the European flooring business